UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
March 28, 2007

TOYOTA MOTOR CREDIT CORPORATION

(Exact name of registrant as specified in its charter)

California	1-9961	95-3775816

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19001 S. Western Avenue Torrance, California		90501

(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (310) 468-1310

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

364 Day Credit Agreement

Toyota Motor Credit Corporation (“TMCC”) and its wholly-owned subsidiary, Toyota Credit de Puerto Rico Corp. (“TCPR”) entered into a $4.0 billion 364-day syndicated credit facility pursuant to a 364 Day Credit Agreement, dated as of March 28, 2007 (the “364 Day Credit Agreement”), among TMCC, TCPR, Toyota Motor Finance (Netherlands) B.V. (“TMFNL”), Toyota Financial Services (UK) PLC (“TFS(UK)”), Toyota Kreditbank GMBH (“TKG”), Toyota Leasing GMBH (“TLG”) and Toyota Credit Canada Inc. (“TCCI”), as Borrowers, Bank of America, N.A., as Administrative Agent, Swing Line Agent and Swing Line Lender, each lender from time to time party thereto, Citigroup Global Markets Inc and Banc of America Securities LLC, as Joint Lead Arrangers and Joint Book Managers, Citicorp USA, Inc., as Syndication Agent and Swing Line Lender, and The Bank of Tokyo-Mitsubishi UFJ, Ltd., BNP Paribas and JPMorgan Chase Bank, N.A., as Documentation Agents.

TMCC may take advances under the 364 Day Credit Agreement subject to covenants and conditions customary in a transaction of this nature, including negative pledge and cross default provisions. The 364 Day Credit Agreement has a 364 day term, during which TMCC, TMFNL, TFS(UK) and TKG may make aggregate draws not to exceed $3.533 billion, and TCPR may make draws not to exceed $333 million, which in each case may not exceed the total commitment amount of $4 billion. In addition, the 364 Day Credit Agreement provides for a swingline sub-facility of up to $1 billion. The 364 Day Credit Agreement may be used for general corporate purposes and was not drawn upon as of the date of this filing.

Five Year Credit Agreement

TMCC and TCPR entered into an $8 billion five year syndicated credit facility pursuant to a Five Year Credit Agreement, dated as of March 28, 2007 (the “Five Year Credit Agreement”), among TMCC, TCPR, TMFNL, TFS(UK), TKG, TLG and TCCI, as Borrowers, Bank of America, N.A., as Administrative Agent, Swing Line Agent and Swing Line Lender, each lender from time to time party thereto, Citigroup Global Markets Inc and Banc of America Securities LLC, as Joint Lead Arrangers and Joint Book Managers, Citicorp USA, Inc., as Syndication Agent and Swing Line Lender, and The Bank of Tokyo-Mitsubishi UFJ, Ltd., BNP Paribas and JPMorgan Chase Bank, N.A., as Documentation Agents.

TMCC may take advances under the Five Year Credit Agreement subject to covenants and conditions customary in a transaction of this nature, including negative pledge and cross default provisions. The Five Year Credit Agreement has a five year term, during which TMCC, TMFNL, TFS(UK) and TKG may make aggregate draws not to exceed $7.067 billion and TCPR may make draws not to exceed $667 million, which in each case may not exceed the total commitment amount of $8 billion. In addition, the Five Year Credit Agreement provides for a swingline sub-facility of up to $2 billion. The Five Year Credit Agreement may be used for general corporate purposes and was not drawn upon as of the date of this filing.

Certain of the lenders participating in the 364 Day Credit Facility and the Five Year Credit Facility and their affiliates have in the past and may in the future engage in financing, securities, derivative and banking transactions with TMCC and its affiliates.

The descriptions set forth in this report of the terms and conditions of the 364 Day Credit Agreement and the Five Year Credit Agreement are qualified in their entirety by reference to the full text of such agreements, which are filed as Exhibits 10.1 and 10.2 hereto, respectively.

Item 1.02 Termination of a Material Definitive Agreement

The 364 Day Credit Agreement replaces the 364 Day Credit Agreement, dated as of March 29, 2006 (the “Prior 364 Day Credit Agreement”), among TMCC, TCPR, TCCI, Citicorp USA, Inc., as Administrative Agent and the other lenders party thereto, which terminated on March 28, 2007.

The Five Year Credit Agreement replaces the Five-Year Credit Agreement, dated as of March 29, 2006 (the “Prior Five Year Credit Agreement”), among TMCC, TCPR, Citicorp USA, Inc., as Administrative Agent, and the other lenders party thereto, which was terminated on March 28, 2007.

The descriptions set forth in this report of the terms and conditions of the Prior 364 Day Credit Agreement and the Prior Five Year Credit Agreement are qualified in their entirety by reference to the full text of such agreements, which are filed as Exhibits 10.1 and 10.2 to TMCC’s Current Report on Form 8-K, dated April 4, 2006, respectively.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

See description of the 364 Day Agreement and the Five Year Agreement in Item 1.01 above.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1
364 Day Credit Agreement, dated as of March 28, 2007, among Toyota Motor Credit Corporation, Toyota Credit de Puerto Rico Corp., Toyota Credit Canada Inc., Toyota Motor Finance (Netherlands) B.V., Toyota Financial Services (UK) PLC, Toyota Kreditbank GMBH and Toyota Leasing GMBH, as Borrowers, Bank of America, N.A., as Administrative Agent, Swing Line Agent and Swing Line Lender, each lender from time to time party thereto, Citigroup Global Markets Inc and Banc of America Securities LLC, as Joint Lead Arrangers and Joint Book Managers, Citicorp USA, Inc., as Syndication Agent and Swing Line Lender, and The Bank of Tokyo-Mitsubishi UFJ, Ltd., BNP Paribas and JPMorgan Chase Bank, N.A., as Documentation Agents

10.2
Five Year Credit Agreement, dated as of March 28, 2007, among Toyota Motor Credit Corporation, Toyota Credit de Puerto Rico Corp., Toyota Credit Canada Inc., Toyota Motor Finance (Netherlands) B.V., Toyota Financial Services (UK) PLC, Toyota Kreditbank GMBH and Toyota Leasing GMBH, as Borrowers, Bank of America, N.A., as Administrative Agent, Swing Line Agent and Swing Line Lender, each lender from time to time party thereto, Citigroup Global Markets Inc and Banc of America Securities LLC, as Joint Lead Arrangers and Joint Book Managers, Citicorp USA, Inc., as Syndication Agent and Swing Line Lender, and The Bank of Tokyo-Mitsubishi UFJ, Ltd., BNP Paribas and JPMorgan Chase Bank, N.A., as Documentation Agents

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOYOTA MOTOR CREDIT CORPORATION

Date: April 2, 2007
 By:  ______/S/ THOMAS A. KIEL_
Thomas A. Kiel
Vice President and
Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1
364 Day Credit Agreement, dated as of March 28, 2007, among Toyota Motor Credit Corporation, Toyota Credit de Puerto Rico Corp., Toyota Credit Canada Inc., Toyota Motor Finance (Netherlands) B.V., Toyota Financial Services (UK) PLC, Toyota Kreditbank GMBH and Toyota Leasing GMBH, as Borrowers, Bank of America, N.A., as Administrative Agent, Swing Line Agent and Swing Line Lender, each lender from time to time party thereto, Citigroup Global Markets Inc and Banc of America Securities LLC, as Joint Lead Arrangers and Joint Book Managers, Citicorp USA, Inc., as Syndication Agent and Swing Line Lender, and The Bank of Tokyo-Mitsubishi UFJ, Ltd., BNP Paribas and JPMorgan Chase Bank, N.A., as Documentation Agents

10.2
Five Year Credit Agreement, dated as of March 28, 2007, among Toyota Motor Credit Corporation, Toyota Credit de Puerto Rico Corp., Toyota Credit Canada Inc., Toyota Motor Finance (Netherlands) B.V., Toyota Financial Services (UK) PLC, Toyota Kreditbank GMBH and Toyota Leasing GMBH, as Borrowers, Bank of America, N.A., as Administrative Agent, Swing Line Agent and Swing Line Lender, each lender from time to time party thereto, Citigroup Global Markets Inc and Banc of America Securities LLC, as Joint Lead Arrangers and Joint Book Managers, Citicorp USA, Inc., as Syndication Agent and Swing Line Lender, and The Bank of Tokyo-Mitsubishi UFJ, Ltd., BNP Paribas and JPMorgan Chase Bank, N.A., as Documentation Agents